UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule Sec.240.14a-12

MASSROOTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MassRoots, Inc.

2420 17th Street, Office 3118

Denver, Colorado 80202

(833) 467-6687

Dear Stockholder,

You are cordially invited to attend the 2018 Annual Meeting (the “Annual Meeting”) of stockholders (“Stockholders”) of MassRoots, Inc. to be held at 1:00 p.m. (PST) on Friday, June 8, 2018, at the offices of Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, Los Angeles, CA 90071. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the meeting will be:

1.	To elect four (4) directors to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To approve a Second Amended and Restated Certificate of Incorporation;

3.	To approve the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) and the reservation of 25,000,000 shares of common stock for issuance thereunder;

4.	To ratify the appointment of RBSM LLP as our independent public accountant for the fiscal year ending December 31, 2018;

5.	To hold an advisory vote on executive compensation;

6.	To approve a three-year frequency for holding an advisory vote on executive compensation; and

7.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/ Isaac Dietrich
Isaac Dietrich, Chairman

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

MassRoots, Inc.

2420 17th Street, Office 3118

Denver, Colorado 80202

(833) 467-6687

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held June 8, 2018

To the Stockholders of MassRoots, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of MassRoots, Inc., a Delaware corporation (the “Company”), will be held at 1:00 p.m. (PST) on Friday, June 8, 2018, or such later date or dates as such Annual Meeting date may be adjourned, at the offices of Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, Los Angeles, CA 90071, for the purpose of considering and taking action on the following proposals:

1.	To elect four (4) directors to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To approve a Second Amended and Restated Certificate of Incorporation;;

3.	To approve the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) and the reservation of 25,000,000 shares of common stock for issuance thereunder;

4.	To ratify the appointment of RBSM LLP (“RBSM”) as our independent public accountant for the fiscal year ending December 31, 2018;

5.	To hold an advisory vote on executive compensation;

6.	To approve a three-year frequency for holding an advisory vote on executive compensation; and

7.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

The Board recommends that you vote as follows:

·	“FOR” the election of all four (4) Board nominees as directors;

·	“FOR” the approval of the Second Amended and Restated Certificate of Incorporation;

·	“FOR” the Company’s 2018 Plan and the reservation of 25,000,000 shares of common stock for issuance thereunder;

·	“FOR” ratification of the selection of RBSM as our independent public accountant for the fiscal year ending December 31, 2018;

·	“FOR” approval of the advisory vote on executive compensation; and

·	“FOR” approval of a three-year frequency for holding an advisory vote on executive compensation.

You may vote if you were the record owner of the Company’s common stock at the close of business on April 20, 2018. The Board of Directors of the Company has fixed the close of business on April 20, 2018 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were 153,944,886 shares of common stock outstanding and entitled to vote at the Annual Meeting. The foregoing shares are referred to herein as the “Shares.” Holders of our common stock are entitled to one vote for each share of common stock held.

A list of Stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at 2420 17th Street, Office 3118, Denver, Colorado 80202.

All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

By Order of the Board of Directors of MassRoots, Inc.

Sincerely,

/s/ Isaac Dietrich
Isaac Dietrich, Chairman

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “Information About the Meeting and Voting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your shares, please contact our Corporate Secretary at MassRoots, Inc., at 2420 17th Street, Office 3118, Denver, Colorado 80202, telephone number (833) 467-6687.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement.

THE PROXY STATEMENT IS AVAILABLE AT: WWW.PROXYVOTE.COM

By Order of the Board of Directors of MassRoots, Inc.

Sincerely,

/s/ Isaac Dietrich
Isaac Dietrich, Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2018 AT 1:00 P.M. (PST)

The Notice of Annual Meeting of Stockholders and our Proxy Statement are available at:

www.proxyvote.com

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about MassRoots, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Chief Executive Officer of MassRoots, Inc., at 2420 17th Street, Office 3118, Denver, Colorado 80202, telephone number (833) 467-6687.

To ensure timely delivery of these documents, any request should be made no later than [ ], 2018 to receive them before the Annual Meeting.

For additional details about where you can find information about MassRoots, Inc., please see the section entitled “Where You Can Find More Information” in this proxy statement.

MassRoots, Inc.

2420 17th Street, Office 3118

Denver, Colorado 80202

(833) 467-6687

2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2018

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2018 Annual Meeting of Stockholders, contains information about the 2018 Annual Meeting of Stockholders of MassRoots, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 1:00 p.m. (PST) on Friday, June 8, 2018, or such later date or dates as such Annual Meeting date may be adjourned, at the offices of Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, Los Angeles, CA 90071.

In this proxy statement, we refer to MassRoots, Inc. as “MassRoots,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 1:00 p.m. (PST) on Friday, June 8, 2018 at the offices of Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, Los Angeles, CA 90071 and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Friday, June 8, 2018: The proxy statement and annual report to security holders are available at www.proxyvote.com.

This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2017 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2017, are being mailed on or about *, 2018 to all Stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2017 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.massroots.com.

Who Can Vote?

Stockholders who owned common stock at the close of business on April 20, 2018 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were 153,944,886 shares of common stock (the “Shares”) outstanding and entitled to vote at the Annual Meeting.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each holder of common stock is entitled to one vote per share of common stock.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer Company, or you have stock certificates, you may vote:

·	By Internet or by telephone. Follow the instructions you receive to vote by Internet or telephone.

·	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

·	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

·	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

·	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

·	In person at the meeting. Contact the broker or other nominee who holds your Shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

·	“FOR” the election of all four (4) Board nominees as directors;

·	“FOR” the approval of the Second Amended and Restated Certificate of Incorporation;

·	“FOR” the Company’s 2018 Plan and the reservation of 25,000,000 shares of common stock for issuance thereunder;

·	“FOR” ratification of the selection of RBSM as our independent public accountant for the fiscal year ending December 31, 2018;

·	“FOR” approval of the advisory vote on executive compensation; and

·	“FOR” approval of a three-year frequency for holding an advisory vote on executive compensation.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

·	signing a new proxy card and submitting it as instructed above;

·	Re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

·	if your Shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

·	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors	A plurality of the votes cast by holders present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to elect each nominee as a director.

Proposal 2: Approval of an amendment to the Company's Certificate of Incorporation to authorize 10,000,000 shares of blank check preferred stock	The affirmative vote of a majority of the outstanding capital stock entitled to vote at the Annual Meeting is required to approve an amendment to the Company’s Certificate of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock.

Proposal 3: Approval of the Second Amended and Restated Certificate of Incorporation	The affirmative vote of a majority of the outstanding capital stock entitled to vote at the Annual Meeting is required to approve the Second Amended and Restated Certificate of Incorporation.
Proposal 3: Ratification of the appointment of RBSM as our independent public accountant for the fiscal year ending December 31, 2018

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to ratify the appointment of RMSB as our independent public accountant for the fiscal year ending December 31, 2018.

Proposal 4: Approval of an advisory vote on executive compensation	While Proposal 4 is advisory in nature and nonbinding, the Board will review the voting results and expects to take them into consideration when considering executive compensation.

Proposal 5: Approval of a three-year frequency for holding an advisory vote on executive compensation	While Proposal 5 is advisory in nature and nonbinding, the Board will review the voting results and expects to take them into consideration when determining the frequency for holding an advisory vote on executive compensation.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our Shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our Stockholders reside, if either we or the brokers believe that the Stockholders are members of the same family. This practice, referred to as “householding,” benefits both Stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

Those Stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our Stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

·	Stockholders whose shares are registered in their own name should contact our transfer agent, Pacific Stock Transfer Company, and inform them of their request by calling them at (800) 785-7782 or writing them at 173 Keith Street, Suite 3, Warrenton, Virginia 20186.

·	Stockholders whose Shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholders proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to Stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the Stockholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2019 annual meeting of Stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Stockholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no earlier than *, 2019 and no later than *, 2019 to the Company’s Secretary at MassRoots, Inc., 2420 17th Street, Office 3118, Denver, Colorado 80202; provided, however, if the date of the 2019 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 8, 2019, to be considered for inclusion in proxy materials for our 2019 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at MassRoots, Inc., 2420 17th Street, Office 3118, Denver, Colorado 80202, not less than 10 calendar days after the date the Company shall have mailed notice to its stockholders of the date that the 2019 Annual Meeting will be held or shall have issued a press release or otherwise publicly disseminated notice that the 2019 Annual Meeting will be held and the date of such meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other Stockholders of the Company except for Proposal 1 (nominees to our Board of Directors will be elected) and Proposal 3 (members of our Board of Directors and our executive officers will be eligible for equity incentive awards and otherwise to participate in our plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock, (ii) each of our current directors and the named executive officer identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days after April 20, 2018 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The information set forth in the table below is based on 153,944,886 shares of our Common Stock issued and outstanding on April 20, 2018. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after April 20, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the stockholders below is in care of MassRoots, Inc., 2420 17th Street, Office 3118, Denver, Colorado 80202.

	Number of Shares Beneficially Owned		Percentage Beneficially Owned

Directors and Named Executive Officers
Isaac Dietrich	17,738,831	(1)	11.52%
Charles R. Blum	500,000	(2)	*
Cecil Kyte	1,500,000	(3)	*
Graham Farrar	500,000	(4)	*
Jesus Quintero	320,075		*
All directors and named executive officers as a group (5 persons)	20,558,906		13.35%

(1)

Includes 17,738,831 shares of common stock. Excludes warrants to purchase up to 85,000 shares of common stock. The forgoing warrants contain an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

(2)			Includes (i) 250,000 shares of common stock and (ii) an option to purchase up to 250,000 shares of common stock.
(3)			Includes (i) 750,000 shares of common stock and (ii) an option to purchase up to 750,000 shares of common stock.
(4)			Includes (i) 250,000 shares of common stock and (ii) an option to purchase up to 250,000 shares of common stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At this Annual Meeting, four (4) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company’s next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board of Directors.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

NOMINEES FOR DIRECTOR

Name of Nominee	Age
Isaac Dietrich	26
Cecil Kyte	46
Charles Blum	79
Graham Farrar	40

Nominees Biographies

Isaac Dietrich, Chief Executive Officer, Chairman of the Board and Director - Isaac Dietrich is the founder, largest shareholder, and has been a director of the Company since our inception. He also serves as Chief Executive Officer and Chairman of the Board effective as of December 13, 2017. In addition, he previously held the following positions with the Company: Chief Executive Officer (April 2013 – October 2017); Chairman of the Board of the Company (April 2013 – October 2017); and Chief Financial Officer (April 2013 – May 2014 and August 2017 – October 2017). In his various positions, Mr. Dietrich has been responsible for executing MassRoots’ strategic business development. Mr. Dietrich was the co-founder and majority shareholder of RoboCent.com from June 2012 where he helped scale the business until his buyout in December 2016. He has served as Chairman of 2Meet, Inc. since May 2017. He also founded Tidewater Campaign Solutions, LLC, a Virginia Beach-based political strategy firm that was retained by 30 political local and congressional campaigns and political action committees from January 2010 to December 2012. From February 2010 to December 2010, Mr. Dietrich served as Field Director for former Congressman E. Scott Rigell’s campaign. Mr. Dietrich is qualified to serve as a member of the Board because of his business management experience and his years of service with us in various executive capacities together with his knowledge of our Company and relevant experience in the cannabis industry.

Cecil Kyte, Director – Cecile Kyte has served as a director of MassRoots since December 2017. Mr. Kyte has served in various capacities at Rightscorp’s, including serving as Chief Executive Officer since June 2015, Chief Financial Officer since October 2016 and Chairman of the company’s board of directors since December 2015. Rightscorp’s mission is to support copyright holders’ abilities to litigate and monetize efforts aimed at piracy and peer to peer infringement on the internet. From 2007 to 2013, Mr. Kyte served as CEO and Chairman of Save The World Air, Inc., a California based publicly traded energy technology company. Under his stewardship, that company grew from roughly $10 million in market capitalization in 2007 to an excess of $350 million by 2013 and accessed roughly $40 million in equity based capital. From 2008 until 2013, Mr. Kyte served as Chief Executive Officer and Chairman of the Board of QS Energy (formerly STWA, Inc.). Additionally, having been a pilot for 30 years Mr. Kyte has served as an airline captain and flight instructor who is recognized and included in the prestigious FAA Airmen Certification database. This database recognizes pilots who have met or exceeded the high educational, licensing and medical standards established by the Federal Aviation Administration. Mr. Kyte received a Bachelor of Science Degree in Business Administration with emphasis in Accounting from California State University, Long Beach. Mr. Kyte is qualified to serve as a member of the Board because of his previous and current experience running a public company, as well as his educational requirements to hold such a position.

Charles R. Blum, Director – Charles Blum has served as a director of MassRoots since December 2017. Mr. Blum served as President and Chief Executive Officer of QS Energy (formerly STWA, Inc.) from July 2007 to January 2009, and until June 2017 he served as a member of the Board of QS Energy. Mr. Blum spent 22 years as the President/CEO of the Specialty Equipment Market Association (“SEMA”). SEMA, a trade group representing 6,500 business members who are actively engaged in the manufacture and distribution of automotive parts and accessories. SEMA produces the world’s largest automotive aftermarket Trade Show which is held annually in Las Vegas, Nevada. Mr. Blum led the association as its members grew from a handful of small entrepreneurial companies into an industry membership that sells over 31 billion dollars of product at the retail level annually. Mr. Blum is qualified to serve as a member of the Board because he has a proven record of accomplishment as a senior executive.

Graham Farrar, Director – Graham Farrar has served as Director of MassRoots since February 2018. He is the owner and founder of Elite Garden Wholesale, a business which provides supplies for the growth of hydroponic crops, since January 2016. In addition, since April 2016, Mr. Farrar has also served as the President of G&H Supply Company which is a licensed commercial cannabis grower. From March 2014 until October 2015, Mr. Farrar served as Chief Product Officer of iStoryTime Inc, and from April 2008 until March 2014 he served as the founder and owner of zukka, a company which published the iStoryTime library of narrated and interactive children’s books for iPhones, iPads, Kindles and Nooks. In addition, Mr. Farrar has served in various other capacities including, but not limited to: Senior Account Executive for Network Hardware Resale; Manager, World Wide Customer Support and Senior Manager Quality Assurance for Sonos Inc.; and Senior Manager Partner Sales Engineers and Manager, World Wide Technical Sales for Openwave Systems (previously Software.com). Furthermore, Mr. Farrar has served as Chair of Education Outreach Committee and a member of the board of Santa Barbara Bowl Foundation since January 2011 and August 2004, respectively. In addition, from January 2001 until May 2010, Mr. Farrar served as a member of the board of Heal the Ocean and from January 2000 until March 2007 he served as a member of the board of Seacology. Mr. Farrar is qualified to serve as a member of the Company’s Board because of his experience in the cannabis industry as well as his experience serving a member of the board of various organizations.

Family Relationships

There are no family relationships among our directors and executive officers.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Vote Required

A plurality of the votes cast for this proposal by holders present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to elect each nominee as a director.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Governance of Our Company

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well and maintaining our integrity in the marketplace. Our corporate governance guidelines and Code of Conduct and Ethics, together with our Certificate of Incorporation, Bylaws and the charters for each of our Board committees, form the basis for our corporate governance framework. We also are subject to certain provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC. The full text of the Code of Conduct and Ethics is available on our website at www.massroots.com/investors/governance and is also filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC on April 1, 2015.

As described below, our Board has established three standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Our Board of Directors

Our Board currently consists of four members. The number of directors on our Board can be evaluated and amended by action of our Board.

Our Board has decided that it would judge the independence of its directors by the heightened standards established by the Nasdaq Stock Market, despite the Company not being subject to these standards at this time. Accordingly, the Board has determined that our three non-employee directors, Cecil Kyte, Graham Farrar and Charles R. Blum each meet the independence standards established by the Nasdaq Stock Market and the applicable independence rules and regulations of the SEC, including the rules relating to the independence of the members of our Audit Committee and Compensation Committee. Our Board considers a director to be independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with the independent judgment of such director, and the director otherwise meets the independence requirements under the listing standards of the Nasdaq Stock Market and the rules and regulations of the SEC.

Our Board believes its members collectively have the experience, qualifications, attributes and skills to effectively oversee the management of our Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to resolve the issues facing our Company, a willingness to devote the necessary time to their Board and committee duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Risk Oversight. Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Each of our Board committees also coordinates oversight of the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Board is also provided with updates by the Chief Executive Officer and other executive officers of the Company on a regular basis.

Stockholder Communications. Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at 2420 17th Street, Office 3118, Denver, Colorado 80202, Attention: Legal. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Board Committees

On December 9, 2015, our Board designated the following three committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee. Effective as of December 28, 2017, the Board appointed each of Cecil Kyte, Graham Farrar and Charles R. Blum as a member of the Audit Committee. Cecil Kyte is the Chairman of the Audit Committee. The Audit Committee is responsible for, among other things, overseeing the financial reporting and audit process and evaluating our internal controls over financial reporting. The Board has determined that Cecil Kyte is an “audit committee financial expert” serving on its Audit Committee. The Board has determined that each member of the Audit Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Audit Committee Charter is available on our website at www.massroots.com/investors/governance.

Compensation Committee. Effective as of December 28, 2017, the Board appointed each of Cecil Kyte, Graham Farrar and Charles R. Blum as a member of the Compensation Committee. Cecil Kyte is the Chairman of the Compensation Committee. The Compensation Committee is responsible for, among other things, establishing and overseeing the Company’s executive and equity compensation programs, establishing performance goals and objectives, and evaluating performance against such goals and objectives. The Board has determined that each member of the Compensation Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Compensation Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Compensation Committee Charter is available on our website at www.massroots.com/investors/governance.

Nominating and Corporate Governance Committee. Effective as of December 28, 2017, the Board appointed each of Cecil Kyte, Graham Farrar and Charles R. Blum as a member of the Nominating and Corporate Governance Committee. Cecil Kyte is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and recommending candidates to fill vacancies occurring between annual stockholder meetings and reviewing the Company’s policies and programs relating to matters of corporate citizenship, including public issues of significance to the Company and its stockholders. The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.massroots.com/investors/governance.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Executive Position
Isaac Dietrich	25	Chief Executive Officer, Chairman and Director
Jesus Quintero	56	Chief Financial Officer

The following is a brief summary of the background of each of our executive officers.

Isaac Dietrich, Chief Executive Officer, Chairman and Director

Biographical information regarding Mr. Dietrich is provided above under Board Nominees.

Jesus Quintero, Chief Financial Officer

From January 2017 through December 2017 Jesus Quintero served as a financial consultant to several domestic and international companies including, but not limited to, Premier Radiology Services, ATR Wireless Inc. and GAM Distribution Corporation. From May 2014 until December 2016 Mr. Quintero served as Chief Financial Officer of the Company, and from January 2013 until October 2014, he served as Chief Financial Officer of Brazil Interactive Media. Mr. Quintero has held senior finance positions with Avnet Inc., Latin Node, Inc., Globetel Communications Corp and Telefonica of Spain and has extensive experience in public company reporting and SEC compliance matters. His prior experience also includes tenure with PricewaterhouseCoopers and Deloitte & Touch. Mr. Quintero received a B.S. in Accounting from St. John’s University and is a Certified Public Accountant in the State of New York.

EXECUTIVE COMPENSATION

Named Executive Officers

Our “named executive officers” for the 2017 fiscal year consisted of the following individuals:

·	Isaac Dietrich, Chief Executive Officer
·	Scott Kveton, former Chief Executive Officer
·	Lance Galey, former Chief Technology Officer

No other executive officers earned over $100,000 during the previous fiscal year.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our Chief Executive Officer and our two most highly compensated executive officers (the “named executive officers”) at the end of our last fiscal year for all services rendered in all capacities to us during the years during which they served as executive officers. Where a named executive officer is also a director, all compensation related to such individuals position as an officer.

Name & Principal Position	Year	Salary $	Bonus $	Stock Awards (1) $	Option Awards (1) $	Non-Equity Incentive Plan Compensation $	All Other Compensation $	Total $
Isaac Dietrich Chief Executive Officer, Director	2017 2016	96,971 107,917	$190,659 —	—	— —	— —	— —	287,630 107,917

Daniel Hunt former Chief Operating Officer (4)	2017 2016	94,222 104,377	— —	174,000(2) 178,000(2)	683,113(3) 777,195(3)(14)	— —	— —	951,335 1,059,572

Lance Galey former Chief Technology Officer (5)	2017 2016	117,742 10,000	— —	102,000(15) 204,000(15)	868,346(3)(13) 84,055(3)(13)	— —	— —	1,088,088 298,055

Scott Kveton former Chief Executive Officer (6)	2017 2016	33,692 —	— —	899,000(9) —	— —	— —	20,000 —	972,692 —

Steven Osborn former Chief Technology Officer (7)	2017 2016	57,442 —	— —	173,698(10) —	— —	— —	— —	231,140 —

George Robert Pullar former Chief Financial Officer (5)	2017 2016	96,769 —	— —	209,240(11) —	415,899(12) —	— —	100,000 —	821,908 —

(1)

These amounts are the aggregate fair value of the equity compensation incurred by the Company for payments to executives during the fiscal year. The aggregate fair value is computed in accordance with FASB ASC Topic 718. The fair market value was calculated using the Black-Scholes options pricing model. Assumptions underlying the valuation of each specific award are included in Note 9 of our Financial Statements included in this Annual Report on Form 10-K.

(2)

On December 14, 2015, the Company’s Compensation Committee approved the grant of 200,000 unvested restricted shares to Mr. Hunt. However, pursuant to the Company’s 2015 Equity Incentive Plan (the “2015 Plan”), the grant would not occur until stockholder’s approved such plan, which occurred in January 2016 (as described further in the section below entitled “Our Equity Incentive Plans”). As such, this grant was included as compensation for Mr. Hunt in fiscal year 2016 and 2017. Upon Mr. Hunt’s resignation as Chief Operating Officer in July 2017, all stock awards were fully vested.

(3)

On December 19, 2016, the Company granted each to Mr. Hunt and Mr. Galey 1,000,000 options to purchase the Company’s Common Stock at $0.86 per share for ten years, vesting over the course of one year. In the second quarter of 2017, the Company’s Compensation Committee accelerated the vesting of these options such that the options vested immediately in full.

(4)	Resigned as Chief Operating Officer on July 9, 2017.
(5)	Resigned as Chief Technology Officer on July 22, 2017.
(6)	Appointed as Chief Executive Officer on October 16, 2017 and resigned on December 13, 2017.
(7)	Appointed as Chief Technology Officer on October 16, 2017 and resigned on January 8, 2018.
(8)	Appointed as Chief Financial Officer on December 21, 2016 and resigned on August 28, 2017.
(9)

On July 18, 2017 and July 19, 2017, the Company’s Compensation Committee approved the grant of 50,000 and 1,500,000 unvested restricted shares to Mr. Kveton, respectively. Upon Mr. Kveton resignation as Chief Executive Officer in December 2017, stock awards were fully vested.

(10)

On July 18, 2017 and July 19, 2017, the Company’s Compensation Committee approved the grant of 50,000 vested and 1,000,000 unvested restricted shares to Mr. Osborn, respectively. Upon Mr. Osborn resignation as Chief Technology Officer in January 2018, stock awards were fully vested.

(11)

On August 23, 2017, the Company’s Compensation Committee approved the grant of 250,000 and vested restricted shares to Mr. Pullar. On January 3, 2017, the Company’s Compensation Committee approved the grant of 100,000 unvested restricted shares to Mr. Pullar, which vested immediately upon his resignation in August 2017.

(12)

On December 21, 2017, the Company’s Compensation Committee approved the grant of 425,000 options to purchase shares of Common Stock including (i) 250,000 options to purchase shares of Common Stock vesting in one (1) year and (ii) up to 175,000 options to purchase shares of Common Stock, upon meeting specified EBITDA thresholds. Upon Mr. Pullar resigning from his position in August 2017, all options were vested.

(13)

On November 3, 2016, the Company’s Compensation Committee approved the grant of 600,000 options to purchase shares of Common Stock vesting over one year to Mr. Galey. In the second quarter of 2017, the Company’s Compensation Committee accelerated the vesting of these options such that the options vested immediately in full.

(14)

On December 10, 2015, the Company’s Compensation Committee approved the grant of 800,000 options to purchase shares of Common Stock vesting on the completion of certain milestones to Mr. Hunt. In the second quarter of 2017, the Company’s Compensation Committee accelerated the vesting of these options such that the options vested immediately in full.

(15)	On October 3, 2016, the Company’s Compensation Committee approved a grant of 600,000 shares of the Company's Common Stock to Mr. Galey, vesting as follows: (a) 300,000 shares on October 3, 2016 and (b) 50,000 shares on the first day of each month from November 2016 through April 2017.

Outstanding Equity Awards at December 31, 2017

The following table sets forth the equity awards our named executive officers had outstanding at December 31, 2017.

Option Awards
Name	Number of securities underlying unexercised options Exercisable	Number of securities underlying unexercised options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option exercise price	Option expiration date
Isaac Dietrich	—	—	—	$—	—
Daniel Hunt	100,000	—	—	$0.50	1/1/2025
	800,000 (1)	—	—	$1.00	12/14/2025
	1,000,000	—	—	$0.86	12/19/2026
Lance Galey	600,000	—	—	$0.53	10/3/2026
	1,000,000	—	—	$0.86	12/19/2026
George Robert Pullar	425,000 (2)	—	—	$0.86	1/1/2027
Steven Osborn		—	—	—	—
Scott Kveton		—	—	—	—

(1)

The  options to purchase up to 800,000 shares of Common Stock were awarded pursuant to the 2015 Plan, which vest as follows: upon the Company reaching 2,500,000 registered Users, 200,000 options shall vest; upon the Company reaching $1,000,000 in cumulative revenue, 200,000 options shall vest; and, upon the Company reaching $2,500,000 in cumulative revenue, 200,000 options shall vest. In the second quarter of 2017, the Company’s Compensation Committee accelerated the vesting of these options to immediate.

(2)	The options to purchase up to 425,000 shares of Common Stock include (i) 250,000 options to purchase shares of common stock vesting in one year and (ii) up to 175,000 options to purchase shares of Common Stock, upon meeting specified earnings before interest, taxes, depreciation and amortization, or EBITDA, thresholds. Upon Mr. Pullar resigning from his position in August 2017, all options were vested.

Narrative Disclosure to Summary Compensation and Option Tables

Isaac Dietrich

Isaac Dietrich provides services to us as our Chief Executive Officer pursuant to an at-will agreement that provides that Mr. Dietrich would be paid an amount determined by the Company in accordance with the Company’s normal payroll procedures. From April 1, 2014 to March 31, 2015, Mr. Dietrich was paid a salary of $5,000 per month. From April 1, 2015 until March 31, 2016, Mr. Dietrich was paid a salary of $6,500 per month. From April 1, 2016 until September 30, 2016, Mr. Dietrich was paid a salary of $10,833 per month. From October 1, 2016 and thereafter, Mr. Dietrich was paid a salary of $7,917 per month. Mr. Dietrich received $190,659 in bonuses in 2017. Starting on December 13, 2017, Mr. Dietrich has been paid a salary of $12,083 per month. Mr. Dietrich did not receive any compensation related to his position as a director.

In December 2015, Mr. Dietrich started receiving health, vision and dental insurance. No retirement plan, life insurance or employee benefits program has been awarded to Mr. Dietrich and he serves at the direction of the Board.

Daniel Hunt

Daniel Hunt provided services to us as our Chief Operating Officer pursuant to an “at-will” agreement that became effective July 19, 2015. Pursuant to this agreement, Mr. Hunt received a salary of $78,000 per year and the agreement may be terminated by either party with or without cause with one month’s written notice. From January 1, 2015 until July 17, 2015, Mr. Hunt served as an at-will employee with a salary of $3,500 per month. From July 17, 2015 to March 31, 2016, Mr. Hunt was paid a salary of $6,500 per month. From April 1, 2016 until September 30, 2016, Mr. Hunt was paid a salary of $10,833 per month. From October 1, 2016 and thereafter, Mr. Hunt was paid a salary of $7,500 per month.

In addition, on January 1, 2015, the Company approved the issuance of 50,000 shares of Common Stock and options to purchase up to 100,000 shares of Common Stock at $0.50 per share pursuant to the Company’s 2014 Equity Incentive Plan to Mr. Hunt, which would vest over the period of one year on a monthly basis. The fair market value was calculated using the Black-Scholes options pricing model, assuming approximately 2.17% risk-free interest, 0% dividend yield, 150% volatility, and expected term of 5.25 years.

On December 14, 2015, the Board approved a grant of options to purchase up to 800,000 shares of Common Stock at $1.00 per share to Mr. Hunt pursuant to the 2015 Plan, which vest as follows: upon the Company reaching 1,000,000 registered Users, 200,000 options shall vest; upon the Company reaching 2,500,000 registered Users, 200,000 options shall vest; upon the Company reaching $1,000,000 in cumulative revenue, 200,000 options shall vest; and, upon the Company reaching $2,500,000 in cumulative revenue, 200,000 options shall vest. The fair market value was calculated using the Black-Scholes options pricing model. Under this model, the fair market value of the 200,000 options that vest upon the Company reaching 1,000,000 register Users was calculated assuming approximately 2.23% risk-free interest, 0% dividend yield, 280% volatility, and expected term of 5.25 years. Upon Mr. Hunt resigning in July 2017, all options were vested. As of December 31, 2017, 800,000 options had vested.

On December 19, 2016, the Board approved a grant of options to purchase up to 1,000,000 shares of Common Stock at $0.86 per share to Mr. Hunt pursuant to the Company’s 2017 Equity Incentive Plan, which vest as follows: (i) 83,333 options on the first day of each of January, February, April, May, July, August, October and November of 2017; and (ii) 83,334 options on the first day of each of March, June, September and December of 2017. Because no options vested in fiscal year 2016, this grant will be included as compensation for Mr. Hunt in fiscal year 2017. Upon Mr. Hunt resigning in July 2017, all options were accelerated and fully vested. As of December 31, 2017, 1,000,000 options had vested.

Lance Galey

Lance Galey provided services to us as our Chief Technology Officer pursuant to an “at-will” agreement that became effective June 20, 2016.

On October 3, 2016, pursuant to the Company’s 2016 Equity Incentive Plan, the Board issued Mr. Galey a stock grant of 600,000 restricted shares of the Company’s Common Stock (the “Galey Stock Award”) and ten-year options to purchase up to 600,000 shares of the Company’s Common Stock with an exercise price of $0.51 (the “Galey Option Award”). The Galey Stock Award will vest as follows: (i) 300,000 shares will vest on October 3, 2016 and (i) 50,000 shares will vest on the first day of each month from November 2016 through April 2017. If the Company terminates the employment of Mr. Galey prior to the full vesting of the Galey Stock Award and Galey Option Award, or in the event of a change of control, merger, or similar event affecting the Company, all remaining unvested options and shares will vest immediately. Upon Mr. Galey resigning in July 2017, all options were vested. As of December 31, 2017, options to purchase up to 600,000 shares of Common Stock had vested.

On December 19, 2016, the Board approved a grant of unvested options to purchase up to 1,000,000 shares of Common Stock at $0.86 per share pursuant to the Company’s 2017 Equity Incentive Plan to Mr. Galey, which vest as follows: (i) 83,333 options on the first day of each of January, February, April, May, July, August, October and November of 2017; and (ii) 83,334 options on the first day of each of March, June, September and December of 2017. Because no options vested in fiscal year 2016, this grant will be included as compensation for Mr. Galey in fiscal year 2017. Upon Mr. Galey resigning in July 2017, all options were accelerated and fully vested. As of December 31, 2017, 1,000,000 options had vested.

Compensation Adjustments

On March 29, 2016, our Board, upon the recommendation of the Company’s Compensation Committee, approved increases in the salary of Mr. Dietrich and Mr. Hunt, such that each would receive $10,833 per month for their services in their respective positions.

On October 5, 2016, our Board, upon the recommendation of the Company’s Compensation Committee, approved adjustments to several officers’ compensation packages. Specifically, in connection with the Board’s expense reduction initiatives, the Board approved (i) a decrease of the annual salary of the Company’s President and Chief Executive Officer, Isaac Dietrich, to $95,000 per year from $130,000 per year; (ii) a decrease of the annual salary of the Company’s Chief Operating Officer, Daniel Hunt, to $90,000 per year from $130,000 per year; and (iii) a decrease of the annual salary of the Company’s Chief Technology Officer, Lance Galey, to $60,000 per year from $150,000 per year.

In addition to the salary decrease, Mr. Galey agreed to waive $51,785 in salary which he had earned but deferred payment of in connection with the Board’s approval of the Galey Stock Award and the Galey Option Award.

Except Lance Galey, George Robert Pullar, Scott Kveton, and Daniel Hunt each of who’s awards were accelerated, at no time during the periods listed in the above tables, with respect to any named executive officers, was there:

·	any outstanding option or other equity-based award re-priced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);

·	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;

·	any non-equity incentive plan award made to a named executive officer;

·	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or

·	any payment for any item to be included under All Other Compensation (column (i)) in the Summary Compensation Table.

Director Compensation

Our interested, employee director does not receive any additional compensation for his service as director.

The following table shows for the fiscal year ended December 31, 2017, certain information with respect to the compensation of all non-employee directors of the Company:

Name	Fees Earned or Paid in Cash	Stock Awards (1)		Option and Warrant Awards (1)		Total
Ean Seeb(2)(3)	$100,000	$-	(5)	$1,142,179	(3)(7)	$1,242,179
Vincent Keber(2)(3)	$100,000	$-	(5)	$1,142,179	(3)(7)	$1,242,179
Terence Fitch(2)	$100,000	$-	(5)	$1,236,487	(3)(7)	$1,336,487
Nathan Shelton(4)(6)	$-	$-		$-		$-
Cecil Kyte(4)	$15,000	$-		$-		$15,000
Charles Blum(4)	$-	$-		$-		$-

(1)

These amounts are the aggregate fair value of the equity compensation granted to our directors during the fiscal year. The fair value is computed in accordance with FASB ASC Topic 718. The fair market value was calculated using the Black-Scholes options pricing model. Assumptions underlying the valuation of each specific award are included in Note 9 of our Financial Statements included in this Annual Report on Form 10-K.

(2)	Messrs. Seeb, Keber and Fitch joined our Board on June 4, 2014, March 31, 2014 and December 9, 2015, respectively and resigned as members of the Board on December 12, 2017.
(3)

On December 19, 2016, the Company granted Messrs. Seeb Fitch and Keber ten-year options to acquire up to 1,000,000 shares of the Company’s Common Stock each at an exercise price of $0.86 per share and vesting monthly over one year. Upon resignation from the Board, these options vested immediately.

(4)	Messrs. Shelton, Kyte, and Blum joined our Board on December 12, 2017.

(5)

As discussed below, on July 26, 2017, the Board approved a grant of Common Stock of 500,000 shares to each of Messrs. Keber and Seeb and 750,000 shares to Mr. Fitch. These shares were rescinded upon their resignation on December 12, 2017.

(6)	Mr. Shelton resigned from our Board effective February 21, 2018.
(7)	As discussed below, on December 13, 2017, the Board approved an award of warrants to purchase up to 1,500,000 shares of Common Stock to Messrs. Keber and Seeb and warrants to purchase up to 1,850,000 shares of Common Stock to Mr. Fitch.

On December 19, 2016, the Board approved a grant of options to purchase up to 1,000,000 shares of Common Stock at $0.86 per share pursuant to the Company’s 2017 Equity Incentive Plan to each of Messrs. Seeb, Keber and Fitch which vest as follows for each such recipient: (i) 83,333 options on the first day of each of January, February, April, May, July, August, October and November of 2017; and (ii) 83,334 options on the first day of each of March, June, September and December of 2017. Because no options vested in fiscal year 2016, this grant will be included as compensation for Messrs. Seeb, Keber and Fitch in fiscal year 2017. These options immediately vested upon Messrs. Seeb, Keber and Fitch’s resignations on December 12, 2017.

On July 26, 2017, the Board approved a grant of Common Stock of 500,000 shares to each of Messrs. Keber and Seeb and 750,000 shares to Mr. Fitch. These shares were rescinded upon their resignation on December 12, 2017.

On December 13, 2017, the Board approved a grant of vested warrants to purchase up to 1,500,000 shares of Common Stock at $0.20 per share to each of Messrs. Seeb and Keber and warrants to purchase 1,850,000 shares of Common Stock at $0.20 per share to Mr. Fitch.

Indemnification of Officers and Directors

Our Amended and Restated Certificate of Incorporation provides that we shall indemnify our officers and directors to the fullest extent permitted by applicable law against all liability and loss suffered and expenses (including attorneys” fees) incurred in connection with actions or proceedings brought against them by reason of their serving or having served as officers, directors or in other capacities. We shall be required to indemnify a director or officer in connection with an action or proceeding commenced by such director or officer only if the commencement of such action or proceeding by the director or officer was authorized in advance by the Board of Directors.

We currently maintain director’s and officer’s liability insurance having a total aggregate limit of liability of $1,000,000, and an umbrella policy for up to $1,000,000 in excess coverage.

Our Equity Incentive Plans

Our stockholders approved our 2014 Equity Incentive Plan (“2014 Plan”) in June 2014, our 2015 2015 Plan in December 2015, our 2016 Equity Incentive Plan (“2016 Plan”) in October 2016 and our 2017 Equity Incentive Plan (“2017 Plan”, and collectively, the “Plans”) in December 2016. The Plans are identical, except for number of shares reserved for issuance under each.

The Plans provide for the grant of incentive stock options to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, stock bonus awards, restricted stock awards, performance stock awards and other forms of stock compensation to our employees, including officers, consultants and directors. Our Plans also provide that the grant of performance stock awards may be paid out in cash as determined by the Committee (as defined herein).

Plan Details

The following table and information below sets forth information as of December 31, 2017 on our Plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2014 Equity Incentive Plan	1,685,792	$0.31	0
2015 Equity Incentive Plan	3,059,157	$0.94	0
2016 Equity Incentive Plan	1,971,771	$0.51	0
2017 Equity Incentive Plan	7,660,850	$0.87	0

Equity compensation plans not approved by security holders	—	—	—
Total	14,377,570	$0.76	0

Summary of the Plans

Authorized Shares

A total of 4,000,000 shares of our Common Stock are reserved for issuance pursuant to the 2014 Plan. A total of 4,500,000 shares of our Common Stock are reserved for issuance pursuant to the 2015 Plan. A total of 6,000,000 shares of our Common Stock are reserved for issuance pursuant to the 2016 Plan. A total of 25,000,000 shares of our Common Stock are reserved for issuance pursuant to the 2017 Plan. Shares issued under our Plans may be authorized but unissued or reacquired shares of our Common Stock. Shares subject to stock awards granted under our Plans that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under our Plans. Additionally, shares issued pursuant to stock awards under our Plans that we repurchase or that are forfeited, as well as shares reacquired by us as consideration for the exercise or purchase price of a stock award, will become available for future grant under our Plans.

Administration

Our Board, or a duly authorized committee thereof (collectively, the “Committee”), has the authority to administer our Plans. Our Board may also delegate to one or more of our officers the authority to designate employees other than Directors and officers to receive specified stock, which, in respect to those awards, said officer or officers shall then have all that the Committee would have.

Subject to the terms of our Plans, the Committee has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share of our Common Stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the Plans. The Committee has the power to modify outstanding awards under the Plans, subject to the terms of the Plans and applicable law. Subject to the terms of our Plans, the Committee has the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options

Stock options may be granted under the Plans. The exercise price of options granted under our Plans must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed 5 years and the exercise price must equal at least 110% of the fair market value on the grant date. The Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Committee, as well as other types of consideration permitted by applicable law. No single participant may receive more than 25% of the total options awarded in any single year. Subject to the provisions of our Plans, the Committee determines the other terms of options.

Performance Shares

Performance shares may be granted under our Plans. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The Committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of a performance share, the Committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. The Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof, per the terms of the agreement approved by the Committee and delivered to the participant. This agreement will state all terms and condition of the agreements.

Restricted Stock

The terms and conditions of any restricted stock awards granted to a participant will be set forth in an award agreement and, subject to the provisions in the Plans, will be determined by the Committee. Under a restricted stock award, we issue shares of our Common Stock to the recipient of the award, subject to vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. The Committee will determine the vesting schedule and performance objectives, if any, applicable to each restricted stock award. Unless the Committee determines otherwise, the recipient may vote and receive dividends on shares of restricted stock issued under our Plans.

Other Share-Based Awards and Cash Awards

The Committee may make other forms of equity-based awards under our Plans, including, for example, deferred shares, stock bonus awards and dividend equivalent awards. In addition, our Plans authorizes us to make annual and other cash incentive awards based on achieving performance goals that are pre-established by our compensation committee.

Change in Control

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards or options remain outstanding under the Plans, unless provisions are made in connection with such transaction for the continuance of the Plans and/or the assumption or substitution of such awards or options with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the relevant agreements, terminate immediately as of the effective date of any such merger, consolidation or sale.

Change in Capitalization

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then awards amounts, type, limitations, and other relevant consideration shall be appropriately and proportionately adjusted. The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

Plan Amendment or Termination

Our Board has the authority to amend, suspend, or terminate our Plans, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. The Plans will terminate ten years after the earlier of (i) the date the each Plan is adopted by the Board, or (ii) the date a Plan is approved by the stockholders, except that awards that are granted under the applicable Plan prior to its termination will continue to be administered under the terms of the that Plan until the awards terminate, expire or are exercised.

PROPOSAL NO. 2

APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Our Board of Directors has approved, subject to Stockholder approval, the Second Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix A.

The following discussion is a summary of the key changes effected by the Second Amended and Restated Certificate of Incorporation, but this summary is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, a copy of which is included as Appendix A.

The current Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) authorizes the Board to issue 200,000,000 shares of common stock and 21 shares of preferred stock, all of which have been designated as Series A Preferred Stock. As of the Record Date, there are 153,944,886 shares of common stock and 0 shares of Series A Preferred Stock issued and outstanding.

The proposed Second Amended and Restated Certificate of Incorporation, in the form attached hereto as Appendix A, (i) increases the number of authorized common stock from 200,000,000 shares to 500,000,000 shares, (ii) authorizes 10,000,000 shares of “blank check preferred”, (iii) cancels the designation of Series A Preferred Stock and (iv) includes a forum selection clause as described below.

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current Stockholders’ percentage ownership interest in the total outstanding shares of common stock. This common stock increase and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under the proposed Second Amended and Restated Certificate of Incorporation.

Reasons for the Increase in Authorized Common Stock

The Board believes that the availability of additional authorized shares of common stock will provide the Company with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, licensing agreements, acquisitions, or other distributions. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock authorized by the proposed Second Amended and Restated Certificate of Incorporation.

Effects of the Increase in Authorized Common Stock

Following the filing of the Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, we will have the authority to issue 300,000,000 additional shares of common stock. These shares may be issued without Stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of the Company.

In addition, the increase in authorized common stock could have a number of effects on the Company’s Stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent Stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The increase in authorized common stock has been prompted by business and financial considerations.

The increase in authorized common stock will not change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s common stock. However, the issuance of additional shares of common stock authorized by the increase in authorized common stock may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company’s common stock.

AUTHORIZATION TO ISSUE BLANK CHECK PREFERRED STOCK

Purpose of the Authorization of Blank Check Preferred Stock

Our Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of common stock. Our Certificate of Incorporation does not currently authorize us to designate and issue additional series of preferred stock. The Board of Directors believes that the creation of blank check preferred stock will provide us with greater flexibility with respect to our capital structure for purposes including additional equity financings and stock based acquisitions.

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by our Stockholders and the terms, rights and features of which are determined by our Board of Directors upon issuance. The authorization of such "blank check" preferred stock permits our Board of Directors to authorize and issue preferred stock from time to time in one or more series without seeking further action or vote of our Stockholders.

Subject to the provisions of the Second Amended and Restated Certificate of Incorporation and the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by our Stockholders. Our Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to what is in the best interests of the Company and our Stockholders. The authorized blank check preferred stock will give our Board of Directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as our Board of Directors deems to be in our best interests and the best interests of our Stockholders.

The authorization of the "blank check" preferred stock will provide us with increased financial flexibility in meeting future capital requirements. It will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, exchanging preferred stock for common stock, the issuance for cash as a means of obtaining capital for our use, or issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

Effects of Authorization of Blank Check Preferred Stock

The issuance by us of preferred stock could dilute both the equity interests and the earnings per share of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of preferred stock could also have voting rights superior to our common stock, and therefore would have a dilutive effect on the voting power of our existing Stockholders.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive our Stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause.

The Company has (i) no present plans or commitments for the issuance or use of the preferred stock in connection with any financing, and (ii) no present plans, proposals or arrangements, written or otherwise, at this time to issue any of the preferred stock in connection with a merger, share exchange or acquisition.

FORUM SELECTION

The Second Amended and Restated Certificate of Incorporation provides that unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, all Internal Corporate Claims shall be brought solely and exclusively in the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware). “Internal Corporate Claims” means claims, including claims in the right of the Company, brought by a stockholder (including a beneficial owner) (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which the DGCL confers jurisdiction upon the Court of Chancery of the State of Delaware.

Procedure for Implementing the Second Amended and Restated Certificate of Incorporation

The Second Amended and Restated Certificate of Incorporation will become effective upon the filing or such later time as specified in the filing of the Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The form of the Second Amended and Restated Certificate of Incorporation is attached hereto as Appendix A. The exact timing of the filing of the Second Amended and Restated Certificate of Incorporation will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our Stockholders.

Vote Required

The affirmative vote of a majority of the outstanding capital stock entitled to vote at the Annual Meeting is required to approve the Second Amended and Restated Certificate of Incorporation.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S 2018 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 25,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

Summary

The Company’s 2018 Equity Incentive Plan was adopted by the Board on April 27, 2018, and we are requesting approval of this new equity compensation plan because we need to be able to issue equity awards to selected key service providers in order to motivate and retain such persons and to further align their interests with our stockholders.

Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of stockholder value by:

·	Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;

·	Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of our Common Stock;

·	Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance; and

·	Providing a long-term equity incentive program that is competitive as compared to other companies with whom we compete for talent.

The 2018 Plan will permit the discretionary award of incentive stock options (“ISOs”), nonstatutory stock options (“NQSOs”), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), other equity awards and/or cash awards to selected participants. The 2018 Plan will remain in effect until the earlier of (i) April 27, 2028 and (ii) the date upon which the 2018 Plan is terminated pursuant to its terms, and in any event subject to the maximum share limit of the 2018 Plan

On April 27, 2018, our Board adopted the 2018 Plan and the reservation of 25,000,000 shares of common stock for issuance thereunder. The number of shares available for issuance under the 2018 Plan constitutes approximately 16% of our issued and outstanding shares of Common Stock as of the Record Date. The 2018 Plan is intended to provide us with a sufficient number of shares to satisfy our equity grant requirements until our 2019 annual meeting of stockholders, based on the current scope and structure of our equity incentive programs and the rate at which we expect to grant stock options, restricted stock, RSUs and/or other forms of equity compensation.

When approving the reservation of 25,000,000 shares of common stock issuable pursuant to the 2018 Plan, the Board considered a number of factors, including those set forth below:

·	Alignment with our Stockholders. Achieving superior, long-term results for our stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our stockholders.

·	Attract, Motivate and Retain Key Employees. We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain all levels of talent we need to operate our business successfully would be significantly harmed.

·	Balanced Approach to Compensation. We believe that a balanced approach to compensation - using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance based equity) - encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

·	Burn Rate and Dilution. When deciding to adopt the 2018 Plan, the Board evaluated our projected need for equity grants over the next year, our expected burn rate of shares under the 2018 Plan and the dilutive impact of the proposed share allocation.

Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. We estimate that our projected annual burn rate will be 100%. The Board determined that our projected rate of equity compensation usage is reasonable and that the 2018 Plan should not need an additional increase of shares until 2019.

In addition, the Board considered whether the potential dilutive effect to stockholders is reasonable. Dilution is typically calculated by adding the number of shares subject to outstanding awards plus shares available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares. The Board considered that dilution from the 2018 Plan would be approximately 17% and believes that this is an acceptable amount of dilution from the 2018 Plan.

After carefully considering each of these points, the Board believes the 2018 Plan is essential for our future success and encourages stockholders to consider these points in voting to approve this proposal.

Set forth below is a summary of the 2018 Plan, which is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is included as Appendix B to this proxy statement. If there is any inconsistency between the following summary of the 2018 Plan and Appendix B, the 2018 Plan shall govern.

Key Features of the 2018 Plan

Certain key features of the 2018 Plan are summarized as follows:

·	If not terminated earlier by the Board, the 2018 Plan will terminate on April 27, 2028.
·	Up to a maximum aggregate of 25,000,000 shares of Common Stock may be issued under the 2018 Plan. The maximum number of shares that may be issued pursuant to the exercise of ISOs is also 25,000,000.
·	The 2018 Plan will generally be administered by a committee comprised solely of independent members of the Board. This committee will be the Compensation Committee unless otherwise designated by the Board (the “Committee”). The Board may designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”).
·	Employees, consultants and Board members are eligible to receive awards, provided that the Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.
·	Awards may consist of ISOs, NQSOs, restricted stock, RSUs, SARs, other equity awards and/or cash awards.
·	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our Common Stock on the date of grant.
·	Stock options and SARs may not be repriced or exchanged without stockholder approval.
·	The maximum exercisable term of stock options and SARs may not exceed ten years.
·	Awards are subject to recoupment of compensation policies adopted by the Company.
·	A non-employee director serving in the following positions cannot receive awards in any fiscal year which in the aggregate exceeds the following number of shares: (i) chairperson or Lead Director (as defined in the 2018 Plan) – 2,500,000 shares; (ii) other non-employee director - 2,500,000 shares. In addition, the aggregate amount of all cash compensation (including annual retainers and other fees, whether or not granted under the 2018 Plan) plus the aggregate grant date fair market value of all awards issued under the 2018 Plan (or under any other incentive plan) provided to any non-employee director during any single calendar year may not exceed $1,000,000.

Background and Purpose of the 2018 Plan. The purpose of the 2018 Plan is to promote our long-term success and the creation of stockholder value by:

·	Attracting and retaining the services of key employees who would be eligible to receive grants as selected participants;
·	Motivating selected participants through equity-based compensation that is based upon the performance of our Common Stock; and
·	Further aligning selected participants’ interests with the interests of our stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2018 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4)  RSUs, (5) other equity awards and (6)  cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2018 Plan. The Committee determines, in its discretion, the selected participants who will be granted awards under the 2018 Plan. As of the Record Date, approximately 20 individuals (including 2 executive officers) and 3 non-employee directors were eligible to participate in the 2018 Plan.

Non-Employee Director Limitations. With respect to our non-employee directors, the 2018 Plan provides that any non-employee director serving in the following positions cannot receive awards in any fiscal year which in the aggregate exceeds the following number of shares: (i) chairperson or Lead Director (as defined in the 2018 Plan) - 2,500,000 shares; (ii) other non-employee director - 2,500,000 shares. In addition, the aggregate amount of all compensation (including annual retainers and other fees, whether or not granted under the 2018 Plan) plus the aggregate grant date fair market value of all awards issued under the 2018 Plan (or under any other incentive plan) provided to any non-employee director during any single calendar year may not exceed $1,000,000 in any calendar year. Provided that the Board affirmatively acts to implement such a process, the 2018 Plan also provides that non-employee directors may elect to receive stock grants or stock units (which would be issued under the 2018 Plan) in lieu of fees that would otherwise be paid in cash.

Shares Subject to the 2018 Plan. The maximum number of shares of Common Stock that can be issued under the 2018 Plan is 25,000,000 shares. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2018 Plan. The 2018 Plan also imposes certain share grant limits such as the limit on grants to non-employee directors described above and other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this proposal. No fractional shares may be issued under the 2018 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the 2018 Plan. The 2018 Plan will be administered by our Board’s Compensation Committee, acting as the Committee, which shall consist of independent Board members. With respect to certain awards issued under the 2018 Plan, the members of the Committee also must be “Non-Employee Directors” under Rule 16b-3 of the Exchange Act. Subject to the terms of the 2018 Plan, the Committee has the sole discretion, among other things, to:

·	Select the individuals who will receive awards;
·	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);
·	Correct any defect, supply any omission, or reconcile any inconsistency in the 2018 Plan or any award agreement;
·	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2018 Plan;
·	Permit a participant to defer compensation to be provided by an award; and
·	Interpret the provisions of the 2018 Plan and outstanding awards.

The Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board may implement on the recoupment of compensation (referred to as a “clawback” policy). The members of the Board, the Committee and their delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2018 Plan. In addition, the Committee may use the 2018 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Types of Awards.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The fair market value of a share of our Common Stock for the purposes of pricing our awards shall be equal to the closing price for our Common Stock as reported by the OTCQB or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without stockholder approval, and no re-load options may be granted under the 2018 Plan.

Stock options granted under the 2018 Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the 2018 Plan provides that no more than 25,000,000 shares may be issued pursuant to the exercise of ISOs.

A stock option granted under the 2018 Plan generally cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2018 Plan may not exceed ten years from the date of grant although the Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2018 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2018 Plan may not exceed ten years from the date of grant, subject to the discretion of the Committee to establish a shorter period. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the Committee may determine. SARs may not be repriced or exchanged without stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Committee. The Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

RSUs. RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. The Committee will determine all of the terms and conditions of an award of RSUs, including the vesting period. Upon each vesting date of a RSU, a selected participant will become entitled to receive an amount equal to the number of shares indicated in the grant notice, or, if expressed in dollar terms, the fair market value of the shares on the settlement date. Payment for vested RSUs may be in shares of Common Stock or in cash, or any combination thereof, as the Committee may determine. Settlement of vested stock units will generally occur at or around the time of vesting but the Committee may permit a participant to defer such compensation until a later point in time. Stock units represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

Other Awards. The 2018 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2018 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards. Awards granted under the 2018 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Termination of Employment, Death or Disability. The 2018 Plan generally determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, or disability and the status of the award as vested or unvested, unless the award agreement or a selected participant’s employment agreement or other agreement provides otherwise.

Dividends and Dividend Equivalents. Any dividend equivalents distributed in the form of shares under the 2018 Plan will count against the 2018 Plan’s maximum share limit. The 2018 Plan also provides that dividend equivalents will not be paid or accrue on unexercised stock options or unexercised SARs. Dividends and dividend equivalents that may be paid or accrue with respect to unvested Awards shall be subject to the same vesting conditions as the underlying award and shall only be distributed to the extent that such vesting conditions are satisfied.

Adjustments upon Changes in Capitalization.

In the event of the following actions:

·	stock split of our outstanding shares of Common Stock;
·	stock dividend;
·	dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;
·	consolidation;
·	combination or reclassification of the shares;
·	recapitalization;
·	spin-off; or
·	other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the Committee:

·	maximum number of shares that can be issued under the 2018 Plan (including the ISO share grant limit);
·	number and class of shares issued under the 2018 Plan and subject to each award;
·	exercise prices of outstanding awards; and
·	number and class of shares available for issuance under the 2018 Plan.

Change in Control. In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2018 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the selected participant. The Board or the Committee need not adopt the same rules for each award or selected participant.

The Committee will decide the effect of a change in control of the Company on outstanding awards. The Committee may, among other things, provide that awards will fully vest and/or be canceled upon a change in control, or fully vest upon an involuntary termination of employment following a change in control. The Committee may also include in an award agreement provisions designed to minimize potential negative income tax consequences for the participant or the Company that could be imposed under the golden parachute tax rules of Code Section 280G.

Term of the 2018 Plan. The 2018 Plan is in effect until April 27, 2028 or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2018 Plan.

Governing Law. The 2018 Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2018 Plan. The Board generally may amend or terminate the 2018 Plan at any time and for any reason, except that it must obtain stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Certain Federal Income Tax Information

The following is a general summary, as of April 1, 2018, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2018 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2018 Plan.

Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the Common Stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. Utilization of losses is subject to special rules and limitations.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares, if any.

Stock Units. No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares issued or payment received in connection with the vested stock units.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2018 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an nonqualified stock option or vesting of restricted stock).

Internal Revenue Code Section 162(m) Deduction Limitation. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our executive officers and other persons who are subject to Code Section 162(m). Therefore, compensation derived from 2018 Plan awards may not be fully deductible by the Company.

Internal Revenue Code Section 280G. For certain persons, if a change in control of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Section 280G of the Code (generally, this dollar limit is equal to three times the five-year historical average of the individual’s annual compensation received from the Company), then the entire amount exceeding the individual’s average annual compensation will be considered an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount and the Company cannot deduct the excess amount from its taxable income.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2018 Plan (such as stock units). The intent is for the 2018 Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

New Plan Benefits. All 2018 Plan awards are granted at the Committee’s discretion, subject to the limitations contained in the 2018 Plan. Therefore, future benefits and amounts that will be received or allocated under the 2018 Plan are not presently determinable.  As of the Record Date, the fair market value of a share of our Common Stock (as determined by the closing price quoted by the OTQCB on that date) was $0.27.

Existing Plan Benefits. As of the Record Date, no awards have been granted under the 2018 Plan.

Vote Required

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to approve the adoption of the 2018 Plan and the reservation of 25,000,000 shares of common stock for issuance thereunder.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2018 PLAN AND THE RESERVATION OF 25,000,000 SHARES FOR ISSUANCE THEREUNDER, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF RBSM AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

The Audit Committee has appointed RBSM LLP as our independent registered public accounting firm to audit our financial  statements for the fiscal year ending December 31, 2018. The Board of Directors proposes that our Stockholders ratify this appointment. We expect that representatives of RBSM will be physically present or available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

From January 15, 2016 through December 21, 2017, Liggett & Webb, P.A. (“L&W”) was our independent registered public accounting firm. Effective December 21, 2017, L&W resigned as our independent registered public accounting firm. Effective as of December 28, 2017, we entered into an engagement letter with RBSM, approved by our Audit Committee, and engaged RBSM as our independent registered public accounting firm.

The report of the L&W on the Company’s financial statements for the year ended December 31, 2016 and December 31, 2015 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2016 and December 31, 2015 and the subsequent interim period preceding L&W’s resignation, (i) there were no disagreements between the Company and L&W on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of L&W, would have caused L&W to make reference to the matter of the disagreement in connection with its report on the Company’s financial statements and (ii) there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal year ended December 31, 2016 and December 31, 2015 and the subsequent interim period through December 28, 2017, the date of engagement of RBSM, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

In deciding to appoint RBSM, the Audit Committee reviewed auditor independence issues and existing commercial relationships with RBSM and concluded that RBSM has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2018.

The following table sets forth the aggregate fees billed to us by Liggett Webb for the fiscal year ended December 31, 2016 and a portion of the fiscal year ended December 31, 2017.

	Liggett Webb
	2017	2016
Audit Fees	$72,500	$71,500
Audit-Related Fees	54,000	—
Tax Fees	—	—
Other Fees	—	2,500
Totals	$126,500	$74,000

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Liggett Webb for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-K or services that are normally provided by the registered independent accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2017 and 2016 were: $72,500 and $71,500, respectively.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by the registered independent accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under item (1) for the fiscal years ending December 31, 2017 and 2016 were $54,000, and $0, respectively. Audit related fees primarily include fees due to the acquisition audits for FlowHub LLC., Odava, LLLC and DDDigtal LLC.

Tax Fees

The aggregate fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2017 and 2016 was $0 and $0, respectively.

All Other Fees

Other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2017 and 2016 were $0 and $2,500.

Vote Required

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to ratify the appointment of the Company’s independent public accountant. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent accountant. However, if our Stockholders do not ratify the appointment of RBSM as the Company’s independent public accountant for the fiscal year ending December 31, 2018, the Audit Committee of the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to SEC rules.

Our executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of our short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of our stockholders. Please read the section of this Proxy Statement entitled “Executive Compensation” for additional details about our executive compensation programs, including information about the fiscal year 2017 compensation of our named executive officers.

The Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our named executive officers compensation as disclosed in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2017. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to MassRoots’ named executive officers, as disclosed in MassRoots’ Proxy Statement for the 2018 Annual Meeting of Stockholders and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2017 pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2017, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED UNDER THE HEADING “EXECUTIVE COMPENSATION,” AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 6

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory approval of our executive compensation program, we are also holding a non-binding advisory vote by stockholders on the frequency with which stockholders would have an opportunity to hold an advisory vote on our executive compensation program. We have included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our stockholders select a frequency of three years.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate for the Company because we believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results.  We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote. We therefore recommend that our stockholders select "Three Years" when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or us, the Board may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD RECOMMENDS A VOTE FOR A THREE-YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

Appendix A

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MASSROOTS, INC.

FIRST: The name of the Corporation is MassRoots, Inc.

SECOND: The address of the Corporation’s registered office in the state of Delaware is A Registered Agent Inc., 8 The Green, Suite A, in the City of Dover, County of Kent, Delaware 19803.The name of its registered agent at such address is A Registered Agent Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue is 500,010,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

4.1 Common Stock. A statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect to the shares of Common Stock is as follows:

(a)       Dividends. The Board of Directors of the Corporation may cause dividends to be paid to the holders of shares of Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends are declared on the Common Stock, whether payable in cash, in property or in shares of stock or other securities of the Corporation, the holders of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them, in such dividends.

(b)       Liquidation Rights. Subject to the terms of any resolution or resolutions adopted by the Board of Directors pursuant to Section 4.2 of this ARTICLE FOURTH, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to share ratably, according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

(c)       Voting Rights. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or required by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by him. Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any resolution adopted pursuant to Section 4.2 of this ARTICLE FOURTH relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any resolution adopted pursuant to Section 4.2 of this ARTICLE FOURTH relating to any series of Preferred Stock).

4.2 Preferred Stock. The Board of Directors is authorized, subject to any limitation prescribed by law, to adopt one or more resolutions to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to applicable Delaware law to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL and without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any resolution adopted pursuant to this Section 4.2.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)       The number of shares constituting the series and the distinctive designation of the series;

(b)       The dividend rate (or the method of calculation of dividends) on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;

(c)       Whether the series shall have voting rights, in addition to the voting rights required by law, and if so, the terms of such voting rights;

(d)       Whether the series shall have conversion rights, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e)       Whether or not the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, as the case may be, including the date or dates upon or after which they shall be redeemable or exchangeable, as the case may be, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f)       Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(g)       The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights or priority, if any, of payment of shares of the series; and

(h)       Any other relative rights, preferences, powers and limitations of that series.

Except for any difference so provided by the Board of Directors, the shares of Preferred Stock will rank on parity with respect to the payment of dividends and to the distribution of assets upon liquidation.

FIFTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

SIXTH: The Corporation reserves the right to repeal, alter or amend this Certificate of Incorporation in the manner now or hereafter prescribed by statute.

SEVENTH: Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, all Internal Corporate Claims (as defined herein) shall be brought solely and exclusively in the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware). “Internal Corporate Claims” means claims, including claims in the right of the Corporation, brought by a stockholder (including a beneficial owner) (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which the DGCL confers jurisdiction upon the Court of Chancery of the State of Delaware.

IN WITNESS WHEREOF, I have signed this Amended and Restated Certificate of Incorporation this __ day of _________, 201__.

Isaac Dietrich, CEO

Appendix B

MASSROOTS, INC.
2018 EQUITY INCENTIVE PLAN

EFFECTIVE AS OF APRIL 27, 2018

SECTION 1.            INTRODUCTION.

The Company’s Board of Directors adopted the MassRoots, Inc. 2018 Equity Incentive Plan effective as of the Adoption Date subject to obtaining Company shareholder approval as provided in Section 15 below.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Key Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Restricted Stock Grants, Stock Units, Other Equity Awards and/or Cash Awards.

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Award Agreement.

SECTION 2.            DEFINITIONS. If a Participant’s employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that expressly are different from and/or conflict with the defined terms contained in this Plan then the defined terms contained in the employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the definitions provided in this Plan.

(a)                 “Adoption Date” means April 27, 2018.

(b)                “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(c)                 “Award” means any award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award under the Plan.

(d)                “Award Agreement” means an agreement between the Company and a Participant evidencing the award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award as applicable.

(e)                 “Board” means the Board of Directors of the Company, as constituted from time to time.

(f)                  “Cash Award” means, a cash incentive opportunity awarded under this Plan and which is (i) payable only in cash and is (ii) not an Option, SAR, Restricted Stock Grant, Stock Unit or Other Equity Award.

(g)                “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 14(b).

(h)                “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or (ii) a Participant’s misconduct, fraud, disloyalty or dishonesty (as such terms may be defined by the Committee in its sole discretion), or (iii) any unauthorized use or disclosure of confidential information or trade secrets by a Participant, or (iv) a Participant’s negligence, malfeasance, breach of fiduciary duties, neglect of duties, or (v) any material violation by a Participant of a written Company or Subsidiary or Affiliate policy or any material breach by a Participant of a written agreement with the Company or Subsidiary or Affiliate, or (vi) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are directors or Officers or Section 16 Persons, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

(i)                  “Change in Control” means the occurrence of any of the following:

(i)                 The consummation of an acquisition, a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such acquisition, merger, consolidation or other reorganization is owned by persons who in the aggregate owned less than 20% of the Company’s combined voting power represented by the Company’s outstanding securities immediately prior to such acquisition, merger, consolidation or other reorganization;

(ii)              A sale of more than fifty percent (50%) of the outstanding shares of each class of capital stock of the Company to a person, entity or group other than a person, entity or group affiliated with the Company; or

(iii)            The sale, transfer or other disposition of all or substantially all of the Company’s assets to a person, entity or group other than a person, entity or group affiliated with the Company.

A transaction shall not constitute a Change in Control if: (i) its principal purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions; or (ii) it is an equity financing primarily for capital raising purposes. If the timing of payments provided under an Award Agreement is based on or triggered by a Change in Control then, to extent necessary to avoid violating Code Section 409A, a Change in Control must also constitute a Change in Control Event.

(j)                  “Change in Control Event” has the meaning provided to such term under Code Section 409A and the applicable regulations and guidance promulgated thereunder.

(k)                “Charter” means the Company’s Amended and Restated Certificate of Incorporation, as amended as may be amended from time to time.

(l)                  “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(m)               “Committee” means a committee consisting of members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan. If no Committee has been appointed, the full Board shall constitute the Committee.

(n)                “Common Stock” means the Company’s common stock (as defined in the Charter and with the rights and obligations provided under the Charter) and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.

(o)                “Company” means MassRoots, Inc., a Delaware corporation.

(p)                “Consultant” means an individual (or entity) which performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Non-Employee Director.

(q)                “Disability” means the following with respect to a Participant:

i.       For all ISOs, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code;

ii.       For all Awards which are considered nonqualified deferred compensation under Code Section 409A and for which payment can be made on account of the Participant’s disability, the disability of the Participant within the meaning of Section 409A of the Code; or

iii.       For all other Awards, the Participant’s medically determinable physical or mental incapacitation such that for a continuous period of not less than twelve (12) months, the Participant is unable to engage in any substantial gainful activity or which can be expected to result in death.

Any question as to the existence of the Participant’s physical or mental incapacitation as to which the Participant or Participant’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company. The physician’s determination of Disability shall be made in writing to the Company and the determination shall be final and conclusive for all purposes of the Participant’s Awards.

(r)                  “Employee” means any individual who is a common-law employee of the Company, or of a Parent, or of a Subsidiary or of an Affiliate.

(s)                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)                  “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

(u)                “Fair Market Value” means the market price of a Share, determined by the Committee as follows:

(i)                  If the Shares were traded on a stock exchange (such as the New York Stock Exchange, NYSE Amex, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there were no sales on such date, on the last date preceding such date on which a closing price was reported;

(ii)                If the Shares were traded on the OTC Markets at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Markets for such date, or if there were no sales on such date, on the last date preceding such date on which a sale was reported; and

(iii)              If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Markets, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.

(v)                “Incentive Stock Option” or “ISO” means an incentive stock option described in Code section 422.

(w)               “Key Employee” means an Employee, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(x)                “Net Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee. No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 14(b) to satisfy applicable tax withholding obligations.

(y)                “Non-Employee Director” means a member of the Board who is not an Employee.

(z)                 “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(aa)              “Officer” means an individual who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

(bb)             “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares under the Plan as provided in Section 6.

(cc)              “Optionee” means an individual, estate or other entity that holds an Option.

(dd)             “Other Equity Award” means an award (other than an Option, SAR, Stock Unit, Restricted Stock Grant or Cash Award) which derives its value from the value of Shares and/or from increases in the value of Shares. Settlement of Other Equity Awards may be in the form of Shares and/or cash as determined by the Committee.

(ee)              “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the Adoption Date shall be considered a Parent commencing as of such date.

(ff)               “Participant” means an individual or estate or other entity that holds an Award.

(gg)             “Plan” means this 2018 Equity Incentive Plan as it may be amended from time to time.

(hh)             “Re-Load Option” means a new Option or SAR that is automatically granted to a Participant as result of such Participant’s exercise of an Option or SAR.

(ii)                “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs and/or outstanding Other Equity Awards for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)). For avoidance of doubt, Re-Price also includes any exchange of Options or SARs for other Awards or cash.

(jj)                “Restricted Stock Grant” means Shares awarded under the Plan as provided in Section 9.

(kk)             “Restricted Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Restricted Stock Grant.

(ll)                “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(mm)         “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

(nn)             “SEC” means the Securities and Exchange Commission.

(oo)             “Section 16 Persons” means those Officers or directors or Non-Employee Directors or other persons who are subject to Section 16 of the Exchange Act.

(pp)             “Securities Act” means the Securities Act of 1933, as amended.

(qq)             “Separation From Service” means a Participant’s separation from service with the Company within the meaning of Code Section 409A.

(rr)               “Service” means service as an Employee, Non-Employee Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer either (i) the Company, (ii) a Parent, (iii) a Subsidiary or (iv) an Affiliate. The Committee determines when Service commences and when Service terminates. The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.

(ss)               “Share” means one share of Common Stock.

(tt)                “Stock Appreciation Right or SAR” means a stock appreciation right awarded under the Plan as provided in Section 8.

(uu)             “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

(vv)             “Stock Unit” means a bookkeeping entry representing the equivalent of one Share awarded under the Plan as provided in Section 10.

(ww)          “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of Stock Units.

(xx)             “Shareholder Approval Date” means the date that the Company’s shareholder approve this Plan.

(yy)             “Shareholders Agreement” means any applicable agreement between the Company’s shareholders and/or investors that provides certain rights and obligations for shareholders.

(zz)              “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Adoption Date shall be considered a Subsidiary commencing as of such date.

(aaa)           “Termination Date” means the date on which a Participant’s Service terminates as determined by the Committee.

(bbb)          “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3.            ADMINISTRATION.

(a)                 Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

Effective with the Shares being publicly traded or the Company being subject to the reporting requirements of the Exchange Act, with respect to Awards to Section 16 Persons, the Committee shall consist either (i) solely of two or more individuals who satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act or (ii) of the full Board. The Board may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not Section 16 Persons, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more Officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

(b)                Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:

(i)                  selecting Key Employees who are to receive Awards under the Plan;

(ii)                determining the type, number, vesting requirements, performance conditions (if any) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;

(iii)              correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award Agreement;

(iv)               accelerating the vesting, or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;

(v)                interpreting the Plan and any Award Agreements;

(vi)               making all other decisions relating to the operation of the Plan; and

(vii)             granting Awards to Key Employees who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons. The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.

(c)                 Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees and Officers) who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Bylaws or Charter, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.            GENERAL.

(a)                 Eligibility. Only Employees, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

(b)                Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied. If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option the Participant agrees in advance to such disqualifying action taken by either the Participant, the Committee or the Company.

(c)                 Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(d)                Beneficiaries. A Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(e)                 Performance Conditions. The Committee may, in its discretion, include performance conditions in any Award.

(f)                  Shareholder Rights. A Participant, or a transferee of a Participant, shall have no rights as a shareholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 11. The issuance of an Award may be subject to and conditioned upon the Participant’s agreement to become a party to a Shareholders Agreement and be bound by its terms.

(g)                Buyout of Awards. The Committee may at any time offer to buy out, for a payment in cash or cash equivalents (including without limitation Shares issued at Fair Market Value that may or may not be issued under this Plan), an Award previously granted based upon such terms and conditions as the Committee shall establish.

(h)                Termination of Service. Unless the applicable Award Agreement or employment agreement provides otherwise (and in such case, the Award Agreement or employment agreement shall govern as to the consequences of a termination of Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR or Other Equity Award as applicable):

(i) if the Service of a Participant is terminated for Cause, then all Options, Cash Awards, Other Equity Awards, SARs, unvested portions of Stock Units and unvested portions of Restricted Stock Grants shall terminate and be forfeited immediately without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards);

(ii) if the Service of Participant is terminated due to the Participant's death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within six months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards); and

(iii) if the Service of Participant is terminated for any reason other than for Cause or other than due to death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant within three months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(i)                  Intentionally Omitted.

(j)                  Suspension or Termination of Awards. To the extent provided in an Award Agreement, if at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Option or SAR (or vesting of Restricted Stock Grants or Stock Units) pending a determination of whether there was in fact an act of Cause. To the extent provided in an Award Agreement, if the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise the outstanding Option or SAR whatsoever and the Participant’s outstanding Awards shall then terminate without consideration. Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.

(k)                Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the Treasury Regulations or other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements (including without limitation, after the grant date of an Award, increasing the Exercise Price to equal what was the Fair Market Value on the grant date of the Award). Each payment to a Participant made pursuant to this Plan shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a “specified employee” (as defined in Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first (1st) business day of the seventh (7th) month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under this Plan will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the Awards and payments under this Plan are exempt from or compliant with Code Section 409A. The Company will have no liability to any Participant or any other party if a payment or benefit under this Plan or any Award is challenged by any taxing authority or is ultimately determined not to be exempt or compliant. Each Participant further understands and agrees that each Participant will be entirely responsible for any and all taxes on any benefits payable to the Participant as a result of this Plan or any Award. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or for any damages for failing to comply with Code Section 409A.

(l)                  Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants by electronic media.

(m)               Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

(n)                Liability of Company Plan. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted under this Plan.

(o)                Reformation. In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(p)                Successor Provision. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Adoption Date and including any successor provisions.

(q)                Governing Law. This Plan, and (unless otherwise provided in the Award Agreement) all Awards, shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(r)                  No Re-Pricing of Options or SARs or Other Equity Awards or Award of Re-Load Options.

Notwithstanding anything to the contrary, (i) outstanding Options or SARs or Other Equity Awards may not be Re-Priced and (ii) Re-Load Options may not be awarded, in each case without the approval of Company shareholders. Moreover, any amendment to the Plan or any Award Agreement that results in the Re-Pricing of an Option or SAR or Other Equity Award issued under the Plan shall not be effective without prior approval of the shareholders of the Company. For this purpose, repricing includes a reduction in the Exercise Price of an Option or a SAR or the cancellation of an Option or SAR in exchange for cash, Options or SARs or Other Equity Award with an Exercise Price less than the Exercise Price of the cancelled Option or SAR, other Awards under the Plan or any other consideration provided by the Company.

(s)                 Other Awards. The Committee may in its discretion issue Other Equity Awards and/or Cash Awards to Key Employees. The terms and conditions of any such Awards shall be evidenced by an Award Agreement between the Participant and the Company.

(t)                  Non-Employee Director Compensation Limits. No Non-Employee Director serving in the following positions at any time during any calendar year shall receive Awards during such calendar year covering, in the aggregate, in excess of the following number of Shares: (i) Chairperson or Lead Director – 2,500,000 Shares; (ii) Other Non-Employee Director - 2,500,000 Shares. Additionally, the aggregate amount of all cash compensation (including annual retainers and other fees, whether or not granted under the Plan) plus the aggregate grant date fair market value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards issued under this Plan (or under any other incentive plan) provided to any Non-Employee Director during any single calendar year may not exceed $1,000,000. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit in the calendar year in which the compensation is vested, and not in any later calendar year when it is paid to the Non-Employee Director.

(u)                Deferral Elections. The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

(v)                Payment of Non-Employee Director Cash Fees with Equity Awards. If the Board affirmatively decides to authorize such a process, each Non-Employee Director may elect to receive a Restricted Stock Grant (or Stock Units or Other Equity Awards) issued under the Plan in lieu of payment of all or a portion of his or her annual cash retainer and/or any other cash fees including without limitation meeting fees, committee service fees and participation fees. Any such elections made by a Non-Employee Director shall be effected no later than the time permitted by applicable law and in accordance with the Company’s insider trading policies and/or other policies. The aggregate grant date fair market value of any Restricted Stock Grants or Stock Units or Other Equity Awards issued pursuant to this Section 4(v) is intended to be equivalent to the value of the foregone cash fees. Any cash fees not elected to be received as a Restricted Stock Grant or Stock Units or Other Equity Awards shall be payable in cash in accordance with the Company’s standard payment procedures. The Board in its discretion shall determine the terms, conditions and procedures for implementing this Section 4(v) and may also modify or terminate its operation at any time.

SECTION 5.            SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a)                 Basic Limitations. The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. Subject to adjustment as provided in Section 11, the maximum aggregate number of Shares that may be issued:

(i) under the Plan shall not exceed 25,000,000 Shares (the "Share Limit"); and

(ii) pursuant to the exercise of ISOs granted under this Plan shall not exceed 25,000,000 Shares (the “ISO Limit”).

(b)                Share Accounting. This Section 5(b) describes the Share accounting process for Awards issued under the Plan with respect to the Share Limit and ISO Limit.

(i) There shall be counted against the numerical limitations in Section 5(a) the gross number of Shares subject to issuance upon exercise or used for determining payment or settlement of Awards.  The below clauses (ii), (iii), (iv), (v) and (vi) of this Section 5(b) seek to clarify the intent of the foregoing sentence. The Shares issued (or settled) under an Award will be counted against the Share Limit (and ISO Limit if the Award is an ISO) at the time(s) of exercise or settlement of the Award.  For avoidance of doubt, Shares that are withheld as payment for the Award’s Exercise Price or applicable withholding taxes shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).

(ii) For avoidance of doubt, each Share issued (or settled or exercised) under any Award shall be counted against the Share Limit as one Share.

(iii) For avoidance of doubt, whether or not a SAR is settled with any Shares, the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such SAR shall be counted against the Share Limit, regardless of the number of Shares actually used to settle the SAR upon such exercise.

(iv) For avoidance of doubt, to the extent an Option is exercised via a Cashless Exercise or Net Exercise or is not otherwise fully settled with Shares, then the gross number of Shares subject to the exercise and which are used for determining the benefit payable under such Option shall be counted against the Share Limit (and shall also count against the ISO Limit if the Option being exercised is an ISO), regardless of the number of Shares actually issued to the Participant upon such exercise.

(v) If any portion of an Award is forfeited, terminated without consideration, or expires unexercised, (collectively, “Forfeited Shares”), the gross number of such Forfeited Shares shall again be available for Awards under the Plan and shall not be counted against the Share Limit or ISO Limit.

(v) For avoidance of doubt, if any Awards are settled or paid in cash in lieu of stock and/or are exchanged for other Awards (collectively, “Settled Shares”), the gross number of such Settled Shares shall be counted against the Share Limit (and ISO Limit if the Award is an ISO).

(c)                 Substitute Awards. Any Substitute Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided below) shall not be counted toward the Share Limit or ISO Limit. Substitute Awards shall not count toward the Share Limit, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in Section 5(b) above. Additionally, in the event that a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count toward the Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Board members prior to such acquisition or combination.

(d)                Dividend Equivalents. Any dividend equivalents distributed under the Plan in the form of Shares shall be counted against the Share Limit (with each Share that is distributed counting as one Share against the Share Limit). Dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs.

SECTION 6.            TERMS AND CONDITIONS OF OPTIONS.

(a)                 Stock Option Agreement. Each Award of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.

(b)                Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c)                 Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. Except with respect to (i) outstanding stock options being assumed or (ii) Options being granted in exchange for cancellation of options granted by another issuer as provided under Section 6(e) or (iii) an NSO granted with a per share Exercise Price that is less than the per Share Fair Market Value on the date of Award and further provided that the Committee expressly acknowledges in its granting resolutions its awareness that such Option may be subject to the requirements of Code Section 409A, the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders in the case of ISOs) of a Share on the date of Award.

(d)                Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided, however that the term of an Option shall in no event exceed ten (10) years from the date of Award. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date specified in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Disability or retirement or other events. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested (an “early exercise”), subject to the Company’s right of repurchase at the original Exercise Price of any Shares acquired under the unvested portion of the Option which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.

(e)                 Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

(f)                  Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by Optionee or by the guardian or legal representative of the Optionee. Except as otherwise provided in the applicable Stock Option Agreement, no Option or interest therein may be subject to a short position nor may any Option or interest therein be gifted, transferred, assigned, alienated, pledged, hypothecated, attached, sold, or encumbered by the Optionee during his/her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 7.            PAYMENT FOR OPTION SHARES.

(a)                 General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash (or check) at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Stock Option Agreement:

(i)                  In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

(ii)                In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

(b)                Surrender of Stock. To the extent that the Committee makes this Section 7(b) applicable to an Option in a Stock Option Agreement, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c)                 Cashless Exercise. To the extent that the Committee makes this Section 7(c) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.

(d)                Net Exercise. To the extent that the Committee makes this Section 7(d) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.

(e)                 Other Forms of Payment. To the extent that the Committee makes this Section 7(e) applicable to an Option in a Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

SECTION 8.                  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)                 SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any performance conditions). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b)                Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 11.

(c)                 Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 8(f), the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Award.

(d)                Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR which shall not exceed ten (10) years from the date of Award. No SAR can be exercised after the expiration date specified in the applicable SAR Agreement. A SAR Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events. SARs may be awarded in combination with Options or other Awards, and such an Award may provide that the SARs will not be exercisable unless the related Options or other Awards are forfeited. A SAR may be included in an ISO only at the time of Award but may be included in an NSO at the time of Award or at any subsequent time, but not later than six (6) months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)                 Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable SAR agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f)                  Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.

(g)                Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. No SAR or interest therein may be transferred, assigned, alienated, pledged, hypothecated, attached, sold, or encumbered by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 9.                  TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS.

(a)                 Restricted Stock Grant Agreement. Each Restricted Stock Grant awarded under the Plan shall be evidenced by a Restricted Stock Grant Agreement between the Participant and the Company. Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the Restricted Stock Grant Agreements entered into under the Plan need not be identical.

(b)                Number of Shares and Payment. Each Restricted Stock Grant Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 11. Restricted Stock Grants may be issued with or without cash consideration under the Plan.

(c)                 Vesting Conditions. Each Restricted Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Grant Agreement. A Restricted Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d)                Voting and Dividend Rights. The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as other holders of Common Stock. However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) may be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid. Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall not reduce the number of Shares available for issuance under Section 5.

(e)                 Modification or Assumption of Restricted Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares. No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.

(f)                  Assignment or Transfer of Restricted Stock Grants. Except as provided in Section  14, or in a Restricted Stock Grant Agreement, or as required by applicable law, a Restricted Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(f) shall be void. However, this Section 9(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(d) nor shall it preclude a transfer of Restricted Stock Grant Awards by will or pursuant to Section 4(d).

SECTION 10.              TERMS AND CONDITIONS FOR STOCK UNITS.

(a)                 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b)                Number of Shares and Payment. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 11. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)                 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d)                Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units may be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.

(e)                 Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.

(f)                  Assignment or Transfer of Stock Units. Except as provided in Section 14, or in a Stock Unit Agreement, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(f) shall be void. However, this Section 10(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(d) nor shall it preclude a transfer of Stock Units pursuant to Section 4(d).

(g)                Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in a Stock Unit Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty (30) days after vesting. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(h)                Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.              ADJUSTMENTS.

(a)                 Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Common Stock, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments to:

(i)                  the Share Limit and ISO Limit specified in Section 5(a) and the Share numbers specified in Section 4(t);

(ii)                the number and kind of securities available for Awards (and which can be issued as ISOs) under Section 5;

(iii)              the number and kind of securities covered by each outstanding Award;

(iv)               the Exercise Price under each outstanding Option and SAR and Other Equity Award; and

(v)                the number and kind of outstanding securities issued under the Plan.

(b)                Participant Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 11, a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c)                 Fractional Shares. Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 12.              EFFECT OF A CHANGE IN CONTROL.

(a)                 Merger or Reorganization. In the event that there is a Change in Control and/or the Company is a party to a merger or acquisition or reorganization or Change in Control Event or similar transaction, outstanding Awards shall be subject to the merger agreement or other applicable transaction agreement. Such agreement may provide, without limitation, that subject to the consummation of the applicable transaction, for the assumption (or substitution) of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, or for the mandatory exercise or conversion of Awards into Shares and/or cash whether by Net Exercise or otherwise, in all cases without the consent of the Participant.

(b)                Acceleration of Vesting. In the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 12(a), the Committee in its discretion may provide that some or all Awards shall vest and become exercisable in connection with such Change in Control. For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein intrinsic value equals the difference between the market value of a share and any exercise price). The Committee may also in its discretion include in an Award Agreement a requirement that, under certain circumstances, acceleration of vesting (or compensation payable) with respect to such Award shall be reduced (or eliminated) to the extent that such reduction (or elimination) would, after taking into account any other payments in the nature of compensation to which the Participant would have a right to receive from the Company and any other person contingent upon the occurrence of a Change in Control, prevent the occurrence of a “parachute payment” as defined under Code Section 280G.

SECTION 13.              LIMITATIONS ON RIGHTS.

(a)                 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, Consultant, or Non-Employee Director of the Company, a Parent, a Subsidiary or an Affiliate or to receive any future Awards under the Plan. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Bylaws and Charter and a written employment agreement (if any).

(b)                Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

(c)                 Dissolution. To the extent not previously exercised or settled, all Options, SARs, Stock Units, Cash Awards, Other Equity Awards and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company without consideration (except for repayment of any amounts a Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(d)                Clawback Policy. The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Awards may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

SECTION 14.              WITHHOLDING TAXES.

(a)                 General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b)                Share Withholding. The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation). Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may also, in its discretion, permit or require a Participant to satisfy withholding tax obligations related to an Award through a sale of Shares underlying the Award or, in the case of Options, through Net Exercise or Cashless Exercise. The number of Shares that are withheld from an Award pursuant to this section may also be limited by the Committee, to the extent necessary, to avoid liability-classification of the Award (or other adverse accounting treatment) under applicable financial accounting rules including without limitation by requiring that no amount may be withheld which is in excess of the applicable maximum statutory withholding rates. The Committee, in its discretion, may permit other forms of payment of applicable tax withholding.

SECTION 15.              DURATION AND AMENDMENTS.

(a)                 Term of the Plan. The Plan, as set forth herein, is effective on the Adoption Date; provided, however, that the Plan is subject to the approval of the Company’s shareholders within one (1) year of the Adoption Date. If the shareholders timely approve the Plan, then the Plan shall terminate on the day before the tenth (10th) anniversary of the Adoption Date and may be terminated on any earlier date pursuant to this Section 15. This Plan will not in any way affect outstanding awards that were issued under any other Company equity compensation plans.

(b)                Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination (or amendment of an executed Award Agreement) shall be made which would materially impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

SECTION 16.              EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

MASSROOTS, INC.

By:

Name: Isaac Dietrich

Title: Chief Executive Officer

MASSROOTS, INC.
2420 17th Street, Office 3118
DENVER, CO 80202

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Directors

Nominees

01 Isaac Dietrich 02 Cecil Kyte 03 Charles Blum 04 Graham Farrar

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2 To approve the Second Amended and Restated Certificate of Incorporation.	☐	☐	☐
3 To approve the Company's 2018 Equity Incentive Plan and the reservation of 25,000,000 shares of common stock for issuance thereunder.	☐	☐	☐
4 To ratify the appointment of RBSM LLP as the Company's independent public accountant for the fiscal year ending December 31, 2018.	☐	☐	☐
5 To hold an advisory vote on executive compensation.	☐	☐	☐

	1 year	2 years	3 years	Abstain
6 To approve a three-year frequency for holding an advisory vote on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000381774_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Proxy Statement is/are available at www.proxyvote.com

MASSROOTS, INC.
Annual Meeting of Shareholders
June 8, 2018 1:00 PM (PST)
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Isaac Dietrich , as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MASSROOTS, INC. that the shareholder is entitled to vote at the annual meeting of shareholder(s) to be held at 01:00 PM, (PST) on June 8, 2018, at the Offices of Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street Los Angeles CA 90071, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000381774_2 R1.0.1.17